SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                                -----------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 1997

                          BEACON PROPERTIES CORPORATION
             (Exact name of Registrant as specified in its Charter)



                                    Maryland
                            (State of Incorporation)


         1-12926                                           04-3224258
  (Commission File Number)                          (IRS Employer Id. Number)


               50 Rowes Wharf
           Boston, Massachusetts                                       02110
    (Address of principal executive offices)                        (Zip Code)


                                 (617) 330-1400
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

        225 Franklin Street. On June 4, 1997, Beacon Properties Corporation (the "Company") acquired 225 Franklin Street located in downtown Boston, Massachusetts, from Hexalon Real Estate, Inc. for aggregate consideration of approximately $280 million in cash of which $204 million was provided by a draw on the Credit Facility and $71 million of which are the proceeds of the Company's recent sale of the Westlakes Office Park. The Company estimates that the aggregate purchase price for 225 Franklin Street is approximately 85% of replacement cost. The Company and its affiliates are not related to any of the other parties to this transaction.

         The 225 Franklin Street Property was built in 1966 and consists of approximately 929,545 square feet of office space in a 33-story tower. The 225 Franklin Street Property has undergone an approximately $95 million renovation during the past eight years, including installation of a new electrical system, and a complete upgrade of mechanical systems, elevators, lobbies, roofs and the exterior plaza of the building. Major tenants in 225 Franklin Street include State Street Bank & Trust Company (approximately 501,000 square feet), Arthur Andersen & Co. (approximately 98,000 square feet), and AEW Capital (approximately 75,000 square feet). At March 31, 1997, the occupancy rate for 225 Franklin Street was approximately 95%.

         The Company based its determination of the price to be paid on the expected cash flow, physical condition, location, competitive advantages, existing tenancy and opportunities to retain and attract additional tenants. The Company did not obtain an independent appraisal on the Property.

Item 5.  Other Events

         On June 4, 1997, the Company filed a prospectus supplement to its Form S-3 Registration Statement (No. 333-21787) with the Securities and Exchange Commission pursuant to which it proposes to offer 6,000,000 shares of Series A Cumulative Redeemable Preferred Stock.

Item 7.  Financial Statements and Exhibits

    (a)  Financial Statements Under Rule 3-14 of Regulation S-X

         Statement of Excess of Revenues over Specific Operating Expenses of 225 Franklin Street in Boston, Massachusetts for the year ended December 31, 1996 and (unaudited) for the three months ended March 31, 1997.

    (b)  Pro Forma Financial Statements

         Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997 (Unaudited)

         Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

         Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 1997 (Unaudited)

    (c)  Exhibits

        *1.1 Underwriting Agreement between the Company and Merrill Lynch & Co. dated June __, 1997.

         2.1 Purchase and Sale Agreement between Hexalon Real Estate, Inc. and SSB Realty, Inc. dated as of May 22, 1997.

         2.2 Memorandum of Agreement between SSB Realty, Inc. and Beacon Properties, L.P., dated as of April 16, 1997.

         2.3 Second Amendment to Memorandum of Agreement between SSB Realty, Inc. and Beacon Properties, L.P., dated June 3, 1997 (superceding the Amendment to Memorandum of Agreement).

         2.4 Letter Agreement between Beacon Properties, L.P. and SSB Realty, Inc., dated as of April 16, 1997.

         23.1   Consent of Coopers & Lybrand, L.L.P., Independent Accountants.

         ---------------
         * To be filed by amendment.
                                       2

                          BEACON PROPERTIES CORPORATION
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BEACON PROPERTIES CORPORATION




                                            /s/ Robert J. Perriello
                                            -----------------------------------
                                            Robert J. Perriello
                                            Senior Vice President
                                            and Chief Financial Officer




Date: June 4, 1997

                               225 FRANKLIN STREET
                              BOSTON, MASSACHUSETTS

                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Beacon Properties Corporation:

We have audited the accompanying statement of excess of revenues over specific operating expenses of 225 Franklin Street in Boston, Massachusetts (the "Property") for the year ended December 31, 1996. This financial statement is the responsibility of Beacon Properties Corporation's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of 225 Franklin Street in Boston, Massachusetts for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                    /s/ COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
May  29, 1997

                               225 FRANKLIN STREET
                              BOSTON, MASSACHUSETTS

                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES


                                                           For the Year        For the Three
                                                              Ended            Months Ended
                                                         December 31, 1996    March 31, 1997
                                                         -----------------    --------------
                                                                               (Unaudited)
Revenues:
    Base rent                                              $24,171,715        $ 6,727,809
    Recoveries from tenants                                  5,526,823          1,321,475
    Other income                                             1,230,118             89,731
                                                           -----------        -----------

                                                            30,928,656          8,139,015
                                                           -----------        -----------

Specific operating expenses (Note 2):
    Utilities                                                1,226,621            389,319
    Janitorial and cleaning                                    845,436            235,719
    Heating, ventilation and air conditioning                1,138,787            280,952
    General and administrative                                 843,821            201,066
    Repairs and maintenance                                  1,637,636            341,749
    Insurance                                                  244,437             10,259
    Property taxes                                           3,846,365            921,669
                                                           -----------        -----------

                                                             9,783,103          2,380,733
                                                           -----------        -----------

Excess of revenues over specific operating expenses        $21,145,553        $ 5,758,282
                                                           ===========        ===========









     The accompanying notes are an integral part of the financial statement.

                               225 FRANKLIN STREET
                              BOSTON, MASSACHUSETTS

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES



        1. Organization and Significant Accounting Policies:

Description of Properties

225 Franklin Street (the "Property") is an office complex located in Boston, Massachusetts encompassing approximately 930,000 square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Property.

Rental Revenues

Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $2,845,000 for the year ended December 31, 1996.

Risks and Uncertainties

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        2. Basis of Accounting:

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, depreciation, amortization, and interest expense.












                                    Continued

                               225 FRANKLIN STREET
                              BOSTON, MASSACHUSETTS

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                   OVER SPECIFIC OPERATING EXPENSES, CONTINUED


        3. Description of Leasing Arrangements:

The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

          Year Ending December 31,
          ------------------------

               1997                                $23,304,000
               1998                                 25,256,000
               1999                                 25,759,000
               2000                                 24,350,000
               2001                                 23,626,000

As of December 31, 1996, three tenants occupied approximately 68% of leaseable square feet and represented 90% of total base revenues.

                         BEACON PROPERTIES CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION



     The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of March 31, 1997, is presented as if the 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center, 175 Wyman Street and 225 Franklin Street properties had been acquired as of March 31, 1997. Additionally, the Company's April 1997, 7,000,000 share, common stock offering ($32.125 per share) and related repayment of the Credit Facility and the sale of Westlakes Office Park are presented as if they occurred as of March 31, 1997. Finally, the Company's proposed 6,000,000 share 9 1/8% Series A Cumulative Redeemable Preferred Stock Offering at $25.00 per share and related repayment of the Credit Facility is reflected as if it had occurred as of March 31, 1997.


        The pro forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and three months ended March 31, 1997 are presented as if the acquisition of the Properties acquired from January 1, 1996 to March 31, 1997 (as more fully described below), the closing of the MetLife Mortgage loan, the Company's common stock offerings from January 1996 to April 1997 (as more fully described below) and the Company's proposed 9 1/8% Series A Cumulative Redeemable Preferred Stock Offering at $25.00 per share had occurred as of January 1, 1996. Furthermore, the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.

      In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.


Acquisitions included in pro forma:

                                                                             Rentable   Year Built/    Date of
Property Name                              Location                            Sq Ft     Renovated    Acquisition
-----------------------------------------------------------------------------------------------------------------
1996 Acquisitions

Perimeter Center                        Atlanta, GA                        3,302,000    1970-1989       02/15/96
New York Life Portfolio                 Chicago, IL and Washington, D.C.   1,012,000    1984-1986       08/16/96
Fairfax County Portfolio                McLean, VA and  Herndon, VA          550,000    1981-1988       09/05/96
Rosslyn Virginia Portfolio              Rosslyn, VA                          666,000    1974-1980       10/18/96
New England Executive Park              Burlington, MA                       817,000    1970-1985       11/15/96
245 First Street                        Cambridge, MA                        263,000    1985-1986       11/21/96
10960 Wilshire Boulevard                Westwood, CA                         544,000    1971-1992       11/21/96
Shoreline Technology Park               Mountain View, CA                    727,000    1985-1991       12/20/96
Lake Marriott Business Park             Santa Clara, CA                      400,000         1981       12/20/96
Presidents Plaza                        Chicago, IL                          791,000    1980-1982       12/27/96

1997 Acquisitions

10880 Wilshire Boulevard                Westwood, CA                         531,000         1970       4/23/97
Centerpointe I and II                   Fairfax, VA                          409,000    1988-1990       4/30/97
Westbrook Corporate Center              Westchester, IL                    1,106,000    1985-1996       5/23/97
175 Wyman Street                        Waltham, MA                            (1)         (1)          5/13/97
225 Franklin Street                     Boston, MA                           929,545         1966        6/4/97


                                                                                                  Purchase Price (in thousands)
                                                                                            ----------------------------------------
Property Name                           Seller                                               Cash      Debt   O.P.Units   Total
-----------------------------------------------------------------------------------------------------------------------------------
1996 Acquisitions

Perimeter Center                        Metropolitan Life Insurance Company                $322,200           $13,800(2)  $336,000
New York Life Portfolio                 New York Life Insurance Company                     150,000                        150,000
Fairfax County Portfolio                Greensboro Associates, John Marshall
                                         Associates Limited Partnership and
                                         Woodland-Northridge I Limited Partnership                    $55,400  21,600(2)    77,000
Rosslyn Virginia Portfolio              LaSalle Fund II                                      99,050                         99,050
New England Executive Park              New England Executive Park Limited Partnership
                                         et al                                               75,000                         75,000
245 First Street                        Riverview Building Combined Limited Partnership      45,000                         45,000
10960 Wilshire Boulevard                10960 Property Corporation                          133,000                        133,000
Shoreline Technology Park               Teachers Insurance and Annuity Association (TIAA)   139,080                        139,080
Lake Marriott Business Park             Teachers Insurance and Annuity Association (TIAA)    43,920                         43,920

Presidents Plaza                        Metropolitan Life Insurance Company                  38,000            39,000(2)    77,000

1997 Acquisitions

10880 Wilshire Boulevard                10880 Property Corporation                           99,800                         99,800
Centerpointe                            Joshua Realty Corporation                            25,000    30,000               55,000
Westbrook Corporate Center              Westbrook Corporate Center Associates,               33,171   106,000  42,929(2)   182,100
                                        Westbrook Corporate Center IV Associates
                                        Limited Partnership and Westbrook Corporate
                                        Center V Associates Limited Partnership
175 Wyman Street                        Hewlett-Packard Company                              24,000                         24,000
225 Franklin Street                     Hexalon Real Estate, Inc.                           280,000                        280,000


        (1) 175 Wyman Street consists of a vacant 335,000 square foot office/research and development complex and 26.7 acres of land suitable for development. The Company plans to redevelop the property into 400,000 square feet of class A office space.

        (2) The Company issued Operating Partnership Units in the amount of 540,059 for Perimeter Center ($25.55 per unit), 833,820 for the Fairfax County Portfolio ($25.90 per unit), 1,171,500 for Presidents Plaza ($33.29 per unit) and 1,374,006 for Westbrook Corporate Center ($31.24 per unit). These Units were valued based on the average trading price of Beacon Properties Corporation's Common Stock for the applicable period (20 to 30 days) prior to closing as prescribed in the purchase and sale agreements.

Common Stock Offerings included in pro forma:

                                    Price Per      Gross            Net
Year      Month          Shares       Share       Proceeds       Proceeds
----      -----          ------       -----       --------       --------
                                                      (in thousands)
1996      March        7,036,000      26.25        184,695        173,800
1996      August       5,750,000      25.75        148,063        139,400
1996      November    13,723,000      30.75        421,982        398,900
1996      December     1,132,400      33.47         37,896         37,800
1997      April        7,000,000      32.125       224,875        211,383

                          BEACON PROPERTIES CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 1997
                                   (Unaudited)

                                                                                          Pro Forma Adjustments
                                                                    -----------------------------------------------------------
                                                         Beacon         April
                                                       Properties        1997           10880                       Westlakes
                                                      Corporation      Common         Wilshire                    Office Park
                                                       Historical   Stock Offering    Boulevard   Centerpointe       Sale
                                                       ----------   --------------    ---------   ------------       ----
                                                                              (dollars in thousands)
                       ASSETS
Real estate, net                                      $1,585,445                       $ 99,800      $55,000       (54,525)
Deferred financing and leasing costs, net                 18,155                                                    (1,039)
Cash and cash equivalents                                 17,315        187,383         (99,800)     (25,000)       71,775 (D)
Mortgage notes receivable                                 51,507
Other assets                                              46,305                                                      (941)
Investments in and advance to
     joint ventures and corporations                      52,121
                                                      ----------       --------        --------      -------       -------

         Total assets                                 $1,770,848       $187,383              $0      $30,000       $15,270
                                                      ==========       ========        ========      =======       =======

        LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage notes payable                                  $451,862                                     $30,000 (C)
Note payable, Credit Facility                            153,000        (24,000)(A)
Other liabilities                                         34,414                                                    (1,235)
Investment in joint venture                               24,458
                                                      ----------       --------        --------      -------       -------

         Total liabilities                               663,734        (24,000)              0       30,000        (1,235)

Minority interest in Operating Partnership               108,509
Stockholders' equity                                     998,605        211,383 (B)                                 16,505
                                                      ----------       --------        --------      -------       -------

         Total liabilities and stockholders' equity   $1,770,848       $187,383              $0      $30,000       $15,270
                                                      ==========       ========        ========      =======       =======

                          BEACON PROPERTIES CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET--(Continued)
                                 March 31, 1997
                                   (Unaudited)

                                                                              Pro Forma Adjustments
                                                      -------------------------------------------------------------------------
                                                                                                     Proposed
                                                                      Westbrook         225           1997
                                                      175 Wyman St    Corporate      Franklin       Preferred        Pro Forma
                                                          Land          Center         Street     Stock Offering   Consolidated
                                                          ----          ------         ------     --------------   ------------
                                                              (dollars in thousands except per share and unit amounts)
                       ASSETS

Real estate, net                                         24,000        182,100        280,000                      $2,171,820
Deferred financing and leasing costs, net                                                                              17,116
Cash and cash equivalents                               (24,000)       (33,171)       (74,000)                         20,502
Mortgage notes receivable                                                                                              51,507
Other assets                                                                                                           45,364
Investments in and advance to                                                                                               0
     joint ventures and corporations                                                                                   52,121
                                                        -------       --------       --------       --------       ----------

         Total assets                                        $0       $148,929       $206,000             $0       $2,358,430
                                                        =======       ========       ========       ========       ==========

        LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage notes payable                                                $106,000 (E)                                   $587,862
Note payable, Credit Facility                                                         204,000       (145,050)(A)      187,950
Other liabilities                                                                       2,000                          35,179
Investment in joint venture                                                                                            24,458
                                                        -------       --------       --------       --------       ----------

         Total liabilities                                    0        106,000        206,000       (145,050)         835,449

Minority interest in Operating Partnership                              42,929 (F)                                    151,438
Stockholders' equity                                          0                                      145,050 (B)    1,371,543
                                                        -------       --------       --------       --------       ----------

         Total liabilities and stockholders' equity          $0       $148,929       $206,000             $0       $2,358,430
                                                        =======       ========       ========       ========       ==========

Notes:
(A)      Repayment of Credit Facility.

(B) The Company sold 7,000,000 shares of common stock at $32.125 per share on April 10, 1997.
              Proceeds of Offering                                    $224,875
              Expenses of Offering (6.0%)                              (13,492)
                                                                      ---------
                                                                      $211,383
                                                                      =========

         The Company expects to sell 6,000,000 shares of Preferred Stock at $25.00 per share.
              Proceeds of Offering                                    $150,000
              Expenses of Offering (3.3%)                               (4,950)
                                                                      ---------
                                                                      $145,050
                                                                      =========

(C) Mortgage debt due on February 28, 2002 with interest only through December 1999 at 7.32% and principal amortized over a 25 year period thereafter. This mortgage was assumed in connection with the purchase of Centerpointe.

(D)      Gross sale proceeds of $72,500 net of sales costs.

(E) Mortgage debt with a 10 year term with interest at 8.03% and principal amortized over a 26 year period. This mortgage was assumed in connection with the purchase of Westbrook Corporate Center.

(F) The seller of Westbrook was issued $42,929 of Operating Partnership Units consisting of 1,374,006 units valued at $31.244 each. The valuation is based on the average trading price of Beacon Properties Corporation common stock for 20 days prior to closing.

                          BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)


                                                           Beacon                                          October &
                                                         Properties                   New York Life         November
                                                         Corporation   Perimeter      and Fairfax Va.        1996
                                                         Historical    Center (A)     Portfolios (B)    Acquisitions (G)
                                                         ----------    ----------     --------------    ----------------
                                                               (dollars in thousands except per share amounts)
Revenue:
       Rental income                                     $147,825        $6,420         $19,098            $38,886
       Management fees                                      3,005
       Recoveries from tenants                             16,719           304           3,788              3,674
       Mortgage interest income                             4,970
       Other income                                        11,272           208             845              3,012
                                                         ---------       -------         -------           --------

                Total revenue                             183,791         6,932          23,731             45,572
                                                         ---------       -------         -------           --------

Expenses:
       Property expenses                                   37,211         1,562           4,875             11,716
       Real estate taxes                                   18,124           591           1,708              3,991
       General and administrative                          19,331           378             812              1,700
       Mortgage interest expense                           30,300         1,895 (C)       2,954 (F)
       Interest - amortization of financing costs           2,084            15 (D)
       Depreciation and amortization                       33,184         1,196 (E)       4,374 (E)          9,105 (E)
                                                         ---------       -------         -------           --------

                Total expenses                            140,234         5,637          14,723             26,512
                                                         ---------       -------         -------           --------

Income from operations                                     43,557         1,295           9,008             19,060

Equity in net income of joint ventures and corporation      4,989
                                                         ---------       -------         -------           --------

Income from continuing operations                          48,546         1,295           9,008             19,060
Discontinued operations :
      Loss from operations - Construction Company          (2,609)
      Loss on sale - Construction Company                    (249)
Gain on sale - Westlakes Office Park
                                                         ---------       -------         -------           --------

Income  before minority interest                           45,688         1,295           9,008             19,060

Minority interest in Operating Partnership                 (5,988)
                                                         ---------       -------         -------           --------

Income before extraordinary items                          39,700         1,295           9,008             19,060

Series A Preferred dividends
                                                         ---------       -------         -------           --------

Net income available for common shares
       before extraordinary items                         $39,700        $1,295          $9,008            $19,060
                                                         =========       =======         =======           ========
Common shares outstanding
Net income per common share

                          BEACON PROPERTIES CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS--(Continued)
                      For the Year Ended December 31, 1996
                                   (Unaudited)




                                                            December                            Westlakes       225
                                                              1996               Recent        Office Park    Franklin
                                                         Acquisitions (H)   Acquisitions (I)     Sale (K)    Street (L)
                                                         ----------------   ----------------     --------    ----------
                                                                 (dollars in thousands except per share amounts)
Revenue:
       Rental income                                        $26,858            $40,486           ($8,422)      $25,607
       Management fees
       Recoveries from tenants                                6,099              2,464            (1,020)        5,527
       Mortgage interest income
       Other income                                             470              1,541            (1,293)        1,230
                                                            --------            -------          --------      --------

                Total revenue                                33,427             44,491           (10,735)       32,364
                                                            --------            -------          --------      --------

Expenses:
       Property expenses                                      4,509              9,206            (2,588)        5,093
       Real estate taxes                                      5,036              4,653              (626)        3,846
       General and administrative                             1,250              1,108              (472)          844
       Mortgage interest expense                                                10,380
       Interest - amortization of financing costs
       Depreciation and amortization                          6,555 (E)         10,513 (E)        (2,458)        8,400 (E)
                                                            --------            -------          --------      --------

                Total expenses                               17,350             35,860            (6,144)       18,183
                                                            --------            -------          --------      --------

Income from operations                                       16,077              8,631            (4,591)       14,181

Equity in net income of joint ventures and corporation
                                                            --------            -------          --------      --------

Income from continuing operations                            16,077              8,631            (4,591)       14,181
Discontinued operations :
       Loss from operations - Construction Company
       Loss on sale - Construction Company
Gain on sale - Westlakes Office Park                                                              16,505
                                                            --------            -------          --------      --------

Income  before minority interest                             16,077              8,631            11,914        14,181

Minority interest in Operating Partnership
                                                            --------            -------          --------      --------

Income before extraordinary items                            16,077              8,631            11,914        14,181

Series A Preferred dividends
                                                            --------            -------          --------      --------

Net income available for common shares
       before extraordinary items                           $16,077             $8,631           $11,914       $14,181
                                                            ========            =======          ========      ========
Common shares outstanding
Net income per common share

                          BEACON PROPERTIES CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS--(Continued)
                      For the Year Ended December 31, 1996
                                   (Unaudited)




                                                           Pro Forma       Pro Forma
                                                          Adjustments     Consolidated
                                                          -----------     ------------

                                                  (dollars in thousands except per share amounts)
Revenue:
       Rental income                                                        $296,758
       Management fees                                                         3,005
       Recoveries from tenants                                                37,555
       Mortgage interest income                            $   611 (M)         5,581
       Other income                                                           17,285
                                                          ---------       -----------

                Total revenue                                  611           360,184
                                                          ---------       -----------

Expenses:
       Property expenses                                                      71,583
       Real estate taxes                                                      37,323
       General and administrative                              250 (N)        25,202
       Mortgage interest expense                            11,611 (O)        57,139
       Interest - amortization of financing costs                              2,099
       Depreciation and amortization                                          70,869
                                                          ---------       -----------

                Total expenses                              11,861           264,215
                                                          ---------       -----------

Income from operations                                     (11,249)           95,968

Equity in net income of joint ventures and corporation                         4,989 (1)
                                                          ---------       -----------

Income from continuing operations                          (11,249)          100,958
Discontinued operations :
       Loss from operations - Construction Company                            (2,609)
       Loss on sale - Construction Company                                      (249)
Gain on sale - Westlakes Office Park                                          16,505
                                                          ---------       -----------

Income  before minority interest                           (11,249)          114,605

Minority interest in Operating Partnership                  (6,284)(P)       (12,272)
                                                          ---------       -----------

Income before extraordinary items                          (17,532)          102,333 (2)

Series A Preferred dividends                               (13,688)(Q)       (13,688)
                                                          ---------       -----------

Net income available for common shares
       before extraordinary items                         ($31,220)         $ 88,645
                                                          =========       ===========
Common shares outstanding                                                 55,237,322
Net income per common share                                                    $1.60


(1)    Includes :
       Depreciation and amortization                                          $4,033
(2)    Company share of Operating Partnership is   87.84%


                 See accompanying notes to pro forma condensed
                     consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                      (Unaudited and dollars in thousands)



(A) Results of operations of Perimeter Center for the period ended February 14, 1996.


    Rental income-historical                       $6,128
    Pro forma straight-line rent adjustment           292
                                                   ------
    Pro forma rental income                        $6,420
                                                   ======

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.



                                                       Fairfax       New York
                                                       County          Life
                                                      Portfolio      Portfolio             Total
                                                      -------------------------------------------
Revenue:
   Rental income-historical                             $7,284           $11,048          $18,332
   Pro forma straight-line rent adjustment                 377               389              766
                                                      -------------------------------------------
   Pro forma rental income                               7,661            11,437           19,098
   Management fees
   Recoveries from tenants                                 542             3,247            3,788
   Mortgage interest income
   Other income                                             72               773              845
                                                      -------------------------------------------

   Total revenue                                         8,274            15,457           23,731
                                                      -------------------------------------------

Expenses:
   Property expenses                                     1,581             3,294            4,875
   Real estate taxes                                       364             1,345            1,708
   General and administrative                               80               732              812
   Mortgage interest expense (F)                         2,954                              2,954
   Interest - amortization of financing costs
   Depreciation and amortization (E)                     1,568             2,806            4,374
                                                      -------------------------------------------

   Total expenses                                        6,546             8,177           14,723
                                                      -------------------------------------------

Income from operations                                  $1,728           $ 7,280          $ 9,008
                                                      ===========================================

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                      (Unaudited and dollars in thousands)





(E) Detail of depreciation expense by property is presented as follows:


                                          Basis           Life      Depreciation
                                          -----           ----      ------------

   Perimeter Center                      $287,130        30 yrs        $1,196
                                                                       ======


   Fairfax County Portfolio               $69,300        30 yrs        $1,568
   The New York Life Portfolio            135,000        30 yrs         2,806
                                                                       ------
                                                                       $4,374
                                                                       ======

   October & November 1996 Acquisitions:
   -------------------------------------
   Rosslyn, Virginia Portfolio             89,145        30 yrs        $2,352
   New England Executive Park              67,500        30 yrs         1,969
   245 First Street                        40,500        30 yrs         1,209
   10960 Wilshire Boulevard               119,700        30 yrs         3,574
                                                                       ------
                                                                       $9,105
                                                                       ======

   December 1996 Acquisitions:
   ---------------------------
   Lake Marriott Business Park             31,110        30 yrs        $1,008
   Shoreline Technology Park              100,650        30 yrs         3,263
   Presidents Plaza                        69,250        30 yrs         2,284
                                                                       ------
                                                                       $6,555
                                                                       ======

   1997 Acquisitions:
   ----------------------
   10880 Wilshire Boulevard                99,800        30 yrs        $3,400
   Centerpointe                            49,500        30 yrs         1,650
   Westbrook Corporate Center             163,890        30 yrs         5,463
                                                                       ------
                                                                      $10,513
                                                                       ======
   225 Franklin Street                    252,000        30 yrs       $ 8,400
                                                                       ======

(F)Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:


                     Principal       Rate       Expense
                     ---------       ----       -------

   JOHN MARSHALL      $21,068         8.38%      $1,197

   EJ RANDOLPH (1)     18,016         7.78%         951

   NORTHRIDGE          16,306         7.28%         806
                      -------                    ------

                      $55,390                    $2,954
                      =======                    ======

   (1) Paid off by Credit Facility proceeds at closing.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                      (Unaudited and dollars in thousands)

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for the period prior to acquisition.

                                                       Rosslyn        New England                      10960
                                                      Virginia         Executive                      Wilshire
                                                     Portfolio            Park         245 First St.    Blvd.       Total
                                                     ---------------------------------------------------------------------
Revenue:
   Rental income-historical                            $11,640           $11,766           $4,552      $9,650      $37,608
   Pro forma straight-line rent adjustment                 361               283              510         124        1,278
                                                     ---------------------------------------------------------------------
   Pro forma rental income                              12,001            12,049            5,062       9,774       38,886
   Management fees
   Recoveries from tenants                                 528             1,113            1,776         257        3,674
   Mortgage interest income
   Other income                                          1,066                                533       1,413        3,012
                                                     ---------------------------------------------------------------------

   Total revenue                                        13,595            13,162            7,371      11,444       45,572
                                                     ---------------------------------------------------------------------

Expenses:
   Property expenses                                     2,611             4,958            1,020       3,126       11,716
   Real estate taxes                                       747             1,421              913         910        3,991
   General and administrative                              575               471               81         572        1,700
   Mortgage interest expense
   Interest - amortization of financing costs
   Depreciation and amortization (E)                     2,352             1,969            1,209       3,574        9,105
                                                     ---------------------------------------------------------------------

   Total expenses                                        6,286             8,819            3,223       8,183       26,512
                                                     ---------------------------------------------------------------------

Income from operations                                 $ 7,308           $ 4,343           $4,148     $ 3,262      $19,060
                                                     =====================================================================

(H) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza for the period prior to acquisition.

                                                      Shoreline    Lake Marriott
                                                     Technology       Business        Presidents
                                                        Park            Park             Plaza         Total
                                                     --------------------------------------------------------
Revenue:
   Rental income-historical                            $12,942            $3,824           $9,244     $26,010
   Pro forma straight-line rent adjustment                                   237              611         848
                                                     --------------------------------------------------------
   Pro forma rental income                              12,942             4,061            9,855      26,858
   Management fees
   Recoveries from tenants                               1,068               996            4,035       6,099
   Mortgage interest income
   Other income                                                                               470         470
                                                     --------------------------------------------------------

   Total revenue                                        14,010             5,057           14,359      33,427
                                                     --------------------------------------------------------

Expenses:
   Property expenses                                       105               718            3,685       4,509
   Real estate taxes                                     1,068               395            3,572       5,036
   General and administrative                               71                 8            1,171       1,250
   Mortgage interest expense
   Interest - amortization of financing costs
   Depreciation and amortization (E)                     3,263             1,008            2,284       6,555
                                                     --------------------------------------------------------

   Total expenses                                        4,508             2,130           10,712      17,350
                                                     --------------------------------------------------------

Income from operations                                 $ 9,503            $2,927           $3,647     $16,077
                                                     ========================================================

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                      (Unaudited and dollars in thousands)



(I)Results of operations of 10880 Wilshire Boulevard, Centerpointe and Westbrook Corporate Center for the year 1996.

                                                       10880                            Westbrook
                                                      Wilshire                          Corporate
                                                      Boulevard        Centerpointe        Center      Total
                                                      -------------------------------------------------------
Revenue:
   Rental income-historical                             $8,687            $7,293          $21,029     $37,009
   Pro forma straight-line rent adjustment                 399               300            2,778       3,477
                                                      -------------------------------------------------------
   Pro forma rental income                               9,086             7,593           23,807      40,486
   Management fees
   Recoveries from tenants                                  80               578            1,806       2,464
   Mortgage interest income
   Other income                                          1,306                99              136       1,541
                                                      -------------------------------------------------------

   Total revenue                                        10,472             8,270           25,749      44,491
                                                      -------------------------------------------------------

Expenses:
   Property expenses                                     3,066             1,740            4,400       9,206
   Real estate taxes                                     1,043               497            3,113       4,653
   General and administrative                              720               180              208       1,108
   Mortgage interest expense                                               1,914(J)         8,466(J)   10,380
   Interest - amortization of financing costs
   Depreciation and amortization (E)                     3,400             1,650            5,463      10,513
                                                      -------------------------------------------------------

   Total expenses                                        8,229             5,981           21,650      35,860
                                                      -------------------------------------------------------

Income from operations                                  $2,243            $2,289          $ 4,099     $ 8,631
                                                      =======================================================

(J) Interest expense on mortgage debt assumed:

    Centerpointe - historical 1996 expense.

    Westbrook Corporate Center - based on a principal balance of $106,000 with interest calculated at 8.03%.

(K) Historical results of operations of Westlakes Office Park

(L) Results of operations of 225 Franklin Street for 1996.

    Rental income historical                                          24,172
    Pro-forma straight-line rent adjustment                            1,435
                                                                      ------
    Pro-forma rental income                                           25,607
                                                                      ======

(M) Interest income related to the acquisition of the Rowes Wharf mortgage.

(N) Additional general and administrative expense attributable to acquisitions.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                      (Unaudited and dollars in thousands)


(O) Credit Facility Interest expense:


   Pro Forma Credit Facility balance                             $187,950
   Average Credit Facility rate through December 31, 1996            7.78%
                                                                  -------

   Pro Forma Credit Facility interest expense full year            14,623
   Less historical  1996  Credit Facility interest expense          3,294
                                                                  -------

   Pro Forma adjustment                                            11,329
                                                                  --------

  Mortgage Interest:
    Pro Forma Mortgage Interest on Centerpointe Full Year
     based on principal balance of $30,000 with interest at
     7.32%                                                          2,196
    Less: Historical 1996 Expense                                   1,914
                                                                  -------
                                                                      282
                                                                  -------
  Grand Total                                                     $11,611
                                                                  =======

(P) Reflects decrease for minority interest (12.16%) in Operating Partnership before preferred shares.


(Q) Series A preferred dividends based on 6,000,000 shares with a $25.00 per share redemption price at 9.125%.

                          BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 1997
                                   (Unaudited)


                                                             Beacon
                                                           Properties                        Westlakes       225
                                                           Corporation       Recent         Office Park    Franklin
                                                           Historical    Acquisitions (A)     Sale (B)     Street (C)
                                                           ----------    ----------------     --------     ---------
                                                   (dollars in thousands except per share amounts and shares outstanding)
Revenue:
       Rental income                                        $63,601          $12,320           (2,189)     6,708
       Management fees                                          821
       Recoveries from tenants                                8,351              476             (289)     1,321
       Mortgage interest income                               1,372
       Other income                                           2,575               91             (306)        90
                                                            -------          -------           ------     ------

                Total revenue                                76,720           12,887           (2,784)     8,119
                                                            -------          -------           ------     ------

Expenses:
       Property expenses                                     14,531            2,689             (522)     1,258
       Real estate taxes                                      8,334            1,438             (163)       922
       General and administrative                             8,627               87             (236)       201
       Mortgage interest expense                             11,022            2,666
       Interest - amortization of financing costs               477
       Depreciation and amortization                         14,214            2,628 (D)         (694)     2,100 (D)
                                                            -------          -------           ------     ------

                Total expenses                               57,205            9,508           (1,615)     4,481
                                                            -------          -------           ------     ------

Income from operations                                       19,515            3,379           (1,169)     3,638

Equity in net income of joint ventures and corporations       1,439
                                                            -------          -------           ------     ------

Income from continuing operations                            20,954            3,379           (1,169)     3,638
Discontinued operations :
Loss from operations - Construction Company                    (586)
                                                            -------          -------           ------     ------

Income  before minority interest                             20,368            3,379           (1,169)     3,638

Minority interest in Operating Partnership                   (2,348)
                                                            -------          -------           ------     ------

Income before extraordinary items                           $18,020           $3,379           ($1,169)   $3,638

Series A Preferred dividends
                                                            -------          -------           ------     ------

Net income available for common shares
       before extraordinary items                            18,020            3,379           (1,169)     3,638
                                                            =======          =======           ======     ======


Common shares outstanding
Net income per common share

                          BEACON PROPERTIES CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS--(Continued)
                    For the Three Months Ended March 31, 1997
                                   (Unaudited)




                                                             Pro Forma     Pro Forma
                                                            Adjustments   Consolidated
                                                            -----------   ------------
                                                          (dollars in thousands except per
                                                       share amounts and shares outstanding)
Revenue:
       Rental income                                                          $80,440
       Management fees                                                            821
       Recoveries from tenants                                                  9,859
       Mortgage interest income                                                 1,372
       Other income                                                             2,450
                                                              ------       ----------

                Total revenue                                                  94,942
                                                              ------       ----------

Expenses:
       Property expenses                                                       17,956
       Real estate taxes                                                       10,531
       General and administrative                                               8,679
       Mortgage interest expense                                 636 (E)       14,323
       Interest - amortization of financing costs                                 477
       Depreciation and amortization                                           18,248
                                                              ------       ----------

                Total expenses                                   636           70,215
                                                              ------       ----------

Income from operations                                          (636)          24,727

Equity in net income of joint ventures and corporations                         1,439 (1)
                                                              ------       ----------

Income from continuing operations                               (636)          26,166
Discontinued operations :
Loss from operations - Construction Company                                      (586)
                                                              ------       ----------

Income  before minority interest                                (636)          25,580

Minority interest in Operating Partnership                      (346)(F)       (2,694)
                                                              ------       ----------

Income before extraordinary items                              ($982)         $22,886 (2)

Series A Preferred dividends                                  (3,422)(G)       (3,422)
                                                              ------       ----------

Net income available for common shares
       before extraordinary items                             (4,404)          19,464
                                                              ======       ==========


Common shares outstanding                                                  55,237,322
Net income per common share                                                     $0.35


(1)    Includes :
       Depreciation and amortization                                           $1,006

(2)    Company share of Operating Partnership is   87.84%


                 See accompanying notes to pro forma condensed
                     consolidated statement of operations.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 1997
                                   (Unaudited)


(A) Results of operations of 10880 Wilshire Boulevard, Centerpointe and Westbrook Corporate Center for the three months ended March 31, 1997.

                                                       10880                           Westbrook
                                                     Wilshire                          Corporate
                                                     Boulevard      Centerpointe        Center           Total
                                                     --------------------------------------------------------------
Revenue:
       Rental income - historical                          $3,277            $1,823          $6,313         $11,413
       Pro forma straight - line rent adjustment              538                75             294             907
                                                     --------------------------------------------------------------
       Pro forma rental income
                                                            3,815             1,898           6,607          12,320
       Management fees
       Recoveries from tenants                                 30               145             301             476
       Mortgage interest income
       Other income                                            65                25               1              91
                                                     --------------------------------------------------------------

       Total revenue                                        3,910             2,068           6,910          12,887
                                                     --------------------------------------------------------------

Expenses:
       Property expenses                                    1,024               435           1,230           2,689
       Real estate taxes                                      289               124           1,025           1,438
       General and administrative                              25                45              17              87
       Mortgage interest expense                                                549           2,117           2,666
       Interest - amortization of financing costs
       Depreciation and amortization (D)                      850               413           1,366           2,628
                                                     --------------------------------------------------------------

       Total expenses                                       2,188             1,566           5,754           9,508
                                                     --------------------------------------------------------------

Income from operations                                     $1,722              $502          $1,155          $3,379
                                                     ==============================================================

(B) The results of operations for Westlakes Office Park for the three months ended March 31, 1997.

(C) Results of operations of 225 Franklin Street for the three months ended March 31, 1997.

       Rental income - historical                                      6,728
       Pro forma straight - line rent adjustment                         (20)
                                                                       ------
       Pro forma rental income                                         6,708
                                                                       ======




(D)    Detail of depreciation expense by property is presented as follows:

                                      Basis       Life     Depreciation


       Recent  Acquisitions:
       10880 Wilshire Boulevard       99,800     30 yrs         $850
       Centerpointe                   49,500     30 yrs          413
       Westbrook Corporate Center    163,890     30 yrs        1,366
                                                              ------

                                                              $2,628
                                                              ======

       225 Franklin Street           252,000     30 yrs       $2,100
                                                              ======

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 1997
                                   (Unaudited)


 (E)   Credit facility interest expense:

       Pro Forma Credit Facility balance                        $187,950
       Average Credit Facility rate                                 7.27%
                                                                --------

       Pro Forma Credit Facility interest expense full year       13,671
                                                                      25%
                                                                --------
       Pro Forma Credit Facility interest expense 1/4 year         3,418
       Less historical  1996  Credit Facility interest expense    (2,782)
                                                                --------

       Pro Forma adjustment                                         $636
                                                                ========

(F) Reflects decrease for minority interest (12.16%) in Operating Partnership before preferred shares.

(G) Series A preferred dividends based on 6,000,000 shares with a $25.00 redemption price at 9.125%